UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 29, 2004

IMPAC MORTGAGE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-14100	33-0675505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Dove Street Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 475-3600

Item 5. Other Events and Regulation FD Disclosure

On January 29, 2004, Impac Mortgage Holdings, Inc. (the “Company”) issued a press release announcing its 2003 fourth quarter and year-end financial results. The introductory titles, paragraphs 1 and 2, the section entitled “Financial Highlights for 2003”, which is deemed paragraph 4, paragraphs 9 through 11, paragraph 12 (except for the first sentence), paragraphs 13, 14 and 17 and the accompanying financial statements and data, all of which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 9. Regulation FD

Paragraph 3, paragraphs 5 through 8, the first sentence in paragraph 12, paragraph 15 and paragraph 16 of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

Item 12. Results of Operations and Financial Condition.

On January 29, 2004, the Company issued a press release announcing its 2003 fourth quarter and year-end financial results. A copy of the press release is attached to this report as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: January 29, 2004

	By:	/s/ Richard J. Johnson
	Name:	Richard J. Johnson
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1 Press Release dated January 29, 2004